Exhibit 99.906
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In conjunction with the Semi-Annual Report to Shareholders on Form N-CSR of Pacific Life Funds (the “Fund”) for the fiscal half-year ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), Mary Ann Brown, as Chief Executive Officer of the Fund, Mark W. Holmlund, as President of the Fund and Brian D. Klemens, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.
Date: November 23, 2010

/s/ Mary Ann Brown Mary Ann Brown
Chief Executive Officer

/s/ Mark W. Holmlund Mark W. Holmlund
President

/s/ Brian D. Klemens

Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer), Pacific Life Funds